UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 8, 2017

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (508) 870-5959

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed as an amendment to the Current Report on Form 8-K filed by Kopin Corporation (the “Company”) with the Securities and Exchange Commission on August 8, 2017, (the “Original Form 8-K”). This 8-K/A amends the Original Report solely to correct an error in the “Supplemental Information” included in Exhibit 99.1 of the Original Form 8-K regarding display revenues under the classifications of Military Applications and Industrial Applications. The presentation of the classifications of Military Applications and Industrial Applications have been corrected on Exhibit 99.1 to this Form 8-K/A. No other changes have been made to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
Kopin Corporation issued a press release on August 8, 2017, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which the Company announced financial results for the second quarter ended July 1, 2017. This information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated August 8, 2017, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND SECOND QUARTER 2017 OPERATING RESULTS”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	August 10, 2017	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 8, 2017, entitled, “KOPIN PROVIDES BUSINESS UPDATE AND SECOND QUARTER 2017 OPERATING RESULTS”.